Private Placement	12 Months Ended
Dec. 31, 2021
CIK 001836707 SBEA Merger Sub LLC
Private Placement

Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 6,266,667 Private Warrants at a price of $1.50 per Private Warrant, for an aggregate purchase price of $9,400,000, in a private placement. There were 6,266,667 Private Warrants outstanding as of December 31, 2021. Each Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. A portion of the proceeds from the private placement was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Warrants will expire worthless. The Company valued the Private Warrants of $8.8 million as December 31, 2021. The excess of cash received over fair value of the Private Warrants of $1.6 millon was recorded in stockholders’ (deficit)/equity as of December 31, 2021.

The Private Warrants are identical to the Public Warrants sold in the IPO except that the Private Warrants, so long as they are held by the initial stockholders or its permitted transferees, (i) they will not be redeemable by the Company for cash, (ii) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial Business Combination, and (iii) they may be exercised by the holders on a cashless basis. If the Private Warrants are held by holders other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units being sold in the IPO.